Exhibit 99.2

CONTACT:	Marilyn Windsor
(702) 304-7149

FOR IMMEDIATE RELEASE

May 3, 2006

SUNTERRA COMPLETES GLOBAL MARKETING AND PRODUCT REVIEW

•	Outlines strategic direction and growth prospects

•	North American business to power continued growth driven by quality improvements in all areas

•	European business to be downsized, eliminating costs and focusing on existing properties and members

•	Sunterra flagship properties carrying Embassy Vacation Resorts brand to be re-branded as Sunterra resorts

•	Current guidance withdrawn

LAS VEGAS, May 3, 2006 – Sunterra Corporation (NASDAQ: SNRR) today announced that it has completed the previously announced strategic, operational and marketing review that has been underway since last year. Working with the support of the Boston Consulting Group, which was engaged in November 2005 to assist with the review, Sunterra’s management has developed and is in the process of implementing a plan that has been approved by Sunterra’s board of directors.

Nicholas Benson, President and Chief Executive Officer, said, “Since 2002, we have focused on driving higher revenues and profitability while strengthening our balance sheet, increasing cash flow and building our inventory of high-quality resort locations and development opportunities. This global product and marketing review has given us a deeper understanding of the underlying trends that are shaping our industry. That, in turn, has enabled us to chart the current strategic and operational direction our company needs to take to deliver increasing value to our shareholders.

“Sunterra has been through a remarkable four years since emerging from its reorganization in 2002,” Mr. Benson noted. “We have added 17 resorts to our global portfolio and we have seen our member base grow to 317,000 member families. Our operational and product platform has been overhauled, giving us today a highly scaleable and eminently flexible springboard from which to launch the next phase of our growth. We see the potential to deliver a quality product to the market segment we have targeted, and we have a high degree of confidence in the capacity of that market segment, which we believe remains largely untapped. We look forward with excitement and optimism to the next chapter in Sunterra’s growth.”

North America to drive revenue and earnings growth

The plan anticipates consistent and continuing growth in Sunterra’s North American business, centered around high-quality resorts and with an enhanced focus on customers who fit the affluent “baby boomer” demographic. Capital will be deployed to acquire and develop high-quality resort accommodations and amenities in destinations attractive to this market segment. The emphasis will be on the quality of accommodations to drive higher-volume transactions and generate higher-margin sales. Sunterra’s marketing programs will focus on delivering higher-quality marketing tours to targeted destinations, which are expected to result in improved sales efficiencies associated with these destinations.

The Company’s current experience with properties and customers of this type provides strong evidence that sales volume per guest and advertising sales and marketing (ASM) costs will both show improvements by pursuing this strategy. By shifting the sales, marketing and product emphasis in this way, Sunterra expects to be able to continue to grow net income, EBITDA (earnings before interest, taxes, depreciation and amortization), and adjusted EBITDA. In addition to these internal growth expectations, Sunterra will continue to consider selective and strategic acquisitions.

Sunterra Europe

As a result of recent market conditions, as well as overall performance of its European segment, the Company has decided to make some significant changes to its European operations. The size of the European business will be reduced and unnecessary and duplicative costs will be eliminated or reduced. New member marketing programs will be curtailed, management streamlined and infrastructure reduced; however, the high service levels to which Sunterra’s existing European members have become accustomed will be unaffected. The Company’s resort management operation will continue substantially unchanged, as will its member services operation, including travel services.

These changes, which are expected to be fully implemented by August 2006, are expected to result in a substantial reduction in European vacation interest revenues while associated ASM costs as a percentage of vacation interval sales will be lower. The continuing club and property management businesses are expected to continue to contribute at historic levels to the profitability of the European business. The Company expects to incur a pretax charge preliminarily estimated to be approximately $12 million to $17 million in connection with these proposed changes, which are subject to certain statutory employee consultation requirements prior to their implementation.

Mr. Benson said, “We have taken these decisive steps with Sunterra Europe in the context of extremely challenging market conditions. While we would have preferred to see our revenues restored to previous levels through various marketing initiatives, this option is too costly to pursue at this time. The initiatives we are pursuing are intended to enable us to run a profitable business that generates a worthwhile return, while clearly emphasizing the commitment of Sunterra to its owners and to the continued development of our European club products and benefits. Our European members can be assured that we remain fully committed to providing them with outstanding vacation experiences.”

Four flagship properties to carry Sunterra name

Together with Hilton Hotel Corporation, Sunterra has decided to reflag its premier resorts at Grand Beach, Orlando, Fla., Lake Tahoe, Calif., Ka’anapali Beach, Maui, Hi., and Poipu Point, Kauai, Hi. This action reflects Sunterra’s desire to continue to build its brand presence and awareness at high-quality resorts. There will be no significant changes to member benefits or pricing associated with this change, as Sunterra, not its members, will bear all costs associated with the re-branding, which are anticipated to be approximately $3 million. The Company will cease payment of all franchise fees associated with the Embassy Vacation Resorts brand. Guests can expect the same level of quality that they have always received at all four resorts and the re-branding is expected to be completed by December 2006.

Additional press release issued today

Sunterra also issued today a press release relating to its payment of Spanish withholding taxes, its intention to restate its previously issued consolidated financial statements, its determination that such financial statements (as well as any related financial information or related auditor’s reports) can no longer be relied upon and an investigation by Sunterra’s Audit and Compliance Committee of certain allegations made by an individual formerly employed by Sunterra’s Spanish operations. Investors are cautioned to also review that press release.

Guidance

Under the current circumstances, the Company withdraws its existing guidance, and expects to update its guidance at a later date.

Investor Meetings

The Company plans to hold meetings over the coming weeks with investors to discuss the opportunities relating to the strategic plan and the European restructuring. Please register your interest in attending a meeting by contacting Marilyn Windsor, Vice President of Investor Relations, at (702) 304-7149 or by sending an email to mwindsor@sunterra.com.

About Sunterra

Sunterra is one of the world’s largest vacation ownership companies with more than 317,000 owner families and nearly 100 branded or affiliated vacation ownership resorts throughout the continental United States and Hawaii, Canada, Europe, the Caribbean and Mexico. Sunterra news releases, as well as additional news and information on the Company, can be found at www.sunterra.com.

Forward-Looking Statements; Risks and Uncertainties

Statements about future results and plans made in this release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. The Company cautions that these statements are not guarantees of future performance, and involve risks and uncertainties and other factors that may cause results to differ materially from those anticipated at the time such statements are made. For example, future results, performance and achievements may be affected by our ability to successfully implement our strategic, operational and marketing plan including the cost reduction plan of our European operations, the actual amount of the pretax restructuring charge, the actual amount of the cash expenditures associated with the restructuring plan, general economic conditions, including a global economic downturn, the impact of war and terrorist activity, business and financing conditions, foreign exchange fluctuations, governmental and regulatory actions, the cyclicality of the vacation ownership industry, relationships with key employees, domestic and international political and geopolitical conditions, competition, downturns in leisure travel patterns, risk associated with the level and structure of our indebtedness, risk associated with potential acquisitions and dispositions and other circumstances and uncertainties. In addition, potential risks and uncertainties include, among other things: (1) the results of the Audit and Compliance Committee investigation and review of allegations as described in Sunterra’s additional press release issued today; (2) expectations as to the timing of the completion of such investigation by the Committee and its independent counsel, Sunterra’s review, restatement, and filing of its previously issued financial statements and its assessment of the effectiveness of disclosure controls and procedures and internal control over financial reporting and the review and filing of Sunterra’s Form 10-Q for the fiscal quarter ended March 31, 2006; (3) expectations as to the timing of engaging a new independent registered public accounting firm and as to the level of cooperation from Sunterra’s former accounting firm; (4) should Nasdaq seek to delist Sunterra’s common stock following an untimely SEC filing, the possibility that the Nasdaq Listing Qualifications Panel may not grant Sunterra’s request for an extension to regain compliance with Nasdaq listing qualifications or Sunterra’s failure to regain compliance within any extension period, in which case Sunterra’s common stock would be delisted from the Nasdaq National Market; (5) the effects of any required restatement adjustments to the previously issued financial statements and possible material weaknesses in internal control over financial reporting; (6) the effects of any lawsuits or governmental investigations alleging among other things, violations of federal securities laws, by Sunterra or any of its directors or executive officers; (7) the possibility that any default under Sunterra’s financing arrangements, including our Senior Finance Facility and Senior Subordinated Convertible Notes could cause acceleration of repayment of the entire principal amounts and accrued interest on such arrangements; (8) the effects of new accounting pronouncements; and (9) additional risks and uncertainties and important factors described in the Sunterra’s other press releases and in Sunterra’s filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K and quarterly report on Form 10-Q. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that results will not materially differ. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

Non-GAAP Financial Measures

We believe that our use of earnings before interest, taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP (generally accepted accounting principles) financial measures, are important supplemental measures of operating performance to investors.

EBITDA and Adjusted EBITDA

EBITDA is a commonly used measure of performance in our industry. We believe that EBITDA, when considered with measures calculated in accordance with United States GAAP, gives investors a more complete understanding of our operating results before the impact of investing and financing transactions and income taxes, and facilitates comparisons between Sunterra and its competitors.

Management has historically adjusted EBITDA when evaluating operating performance, because we believe that the inclusion or exclusion of certain recurring and non-recurring items described below is necessary to provide the most accurate measure of our core operating results and as a means to evaluate period-to-period results. We have chosen to provide this information to investors to enable them to perform more meaningful comparisons of past, present, and future operating results and as a means to evaluate the results of core on-going operations.

Adjusted EBITDA reflects EBITDA adjusted to exclude amortization of capitalized loan origination costs and the portfolio premium recorded at the Company’s emergence in July 2002, as well as the effect of gains and losses on asset dispositions and the cumulative effect of changes in accounting principles. The measure also excludes certain non-recurring items such as restructuring expenses, asset impairments, and, in the case of results for periods prior to January 1, 2004, reorganization charges.

Management believes it is useful to exclude the amortization of capitalized loan origination costs and the portfolio premium, as these charges are associated with specific portfolios that will be repaid in time. Management also believes it is useful to exclude gains and losses on asset dispositions and the cumulative effect of changes in accounting principles as these amounts are not reflective of our operating performance or the performance of our assets and the amount of such items can vary dramatically from period to period. The timing and selection of an asset for disposition is subject to a number of variables that are generally unrelated to our on-going operations. Management believes the inclusion of these items would not accurately reflect the operating performance of our operations and assets. Finally, management believes it is useful to exclude restructuring and impairment charges as these are non-recurring in nature and reduce the comparative value of the metric.

We have historically reported adjusted EBITDA to our investors and believe that the continued inclusion of this measure provides consistency in our financial reporting. We use adjusted EBITDA in this news release because we believe it is useful to investors in allowing greater transparency related to a significant measure used by management in financial and operational decision-making. Adjusted EBITDA is among the more significant factors in management’s internal evaluation of total company performance. Management also uses adjusted EBITDA as a measure in determining the value of acquisitions and dispositions. Management also uses adjusted EBITDA in the annual budget process. Externally, we believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our Company.

Limitations on the Use of Non-GAAP Measures

The use of EBITDA and adjusted EBITDA has certain limitations. Our use of EBITDA and adjusted EBITDA may be different from the use by other companies and therefore comparability may be limited. Depreciation expense for various long-term assets, interest expense, income taxes, and other items have been and will be incurred and are not reflected in the presentation of EBITDA or adjusted EBITDA. Each of these items should also be considered in the overall evaluation of our results. Additionally, EBITDA and adjusted EBITDA do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity.

We compensate for these limitations by providing the relevant disclosure of our depreciation, interest, and income tax expense, and other items both in our reconciliations to the GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance.

EBITDA and adjusted EBITDA are used in addition to and in conjunction with results presented in accordance with GAAP. EBITDA and adjusted EBITDA should not be considered as alternatives to net income (loss), income (loss) from operations, cash flows from operations or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. EBITDA and adjusted EBITDA reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.